[Citigroup Letterhead]	Exhibit 10.32

June 30, 2006

Avant Asset Management Inc.

3626 Pittsburg Street

Houston, Texas 7700527

Attention: Mr. Brick Diemer

Re:	Management Agreement Renewal

Dear Mr. Diemer:

We are writing with respect to your management agreement concerning the commodity pool to which reference is made below (the “Management Agreement”). We are extending the term of the Management Agreement through June 30, 2007 and all other provisions of the Management Agreement will remain unchanged.

•	CTA CAPITAL LLC
•	Citigroup Emerging CTA Portfolio L.P.
•	CMF Avant Master Fund L.P.

Please acknowledge receipt of this modification by signing one copy of this letter and returning it to the attention of Mr. Daniel McAuliffe at the address above or fax to 212-793-1986. If you have any questions I can be reached at 212-559-5043.

Very truly yours,

CITIGROUP MANAGED FUTURES LLC

By:	/s/ Daniel R. McAuliffe, Jr.
Daniel R. McAuliffe, Jr. Chief Financial Officer & Director

By:	/s/ Brick Diemer

Print Name:	Brick Diemer

DRMcA/sr